UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2005


                        El Capitan Precious Metals, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                         333-56262              88-0482413
(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


         10876 E. Tierra Drive, Scottsdale, Arizona             85259
           (Address of principal executive offices)          (Zip Code)


                                 (480) 948-0724
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 21, 2005, El Capitan Precious Metals, Inc. (the "Company") accepted the resignation of John M. Black from his position as a member of the Board of Directors and as Chairman of the Company's Compensation Committee effective July 21, 2005. Mr. Black resigned for personal reasons.

Item 8.01. Other Events.

      Unregistered Sales of Equity Securities

      Between June 1, 2005 and July 15, 2005, El Capitan Precious Metals, Inc. (the "Company") approved and accepted subscriptions, pursuant to a private placement of securities, from 19 accredited investors in the aggregate amount of $496,000 (the "Offering"). Pursuant to the Offering the Company sold 1,240,000 Units of its securities at a purchase price of $.40 per Unit, each Unit consisting of one share of common stock, and one warrant to purchase one share of common stock at an exercise price of $0.50 per share (the "Warrant"). The Warrant expires three years from the date of issuance. The Company has agreed to file a registration statement covering the resale of the shares of common stock and the common stock issuable upon exercise of the warrants within 90 days and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and to keep such registration statement effective for one year following the effective date. This offering was made solely to accredited investors as defined in Rule 501 of the Securities Act of 1933 (as amended) (the "Act") and the Company has relied on the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act and Rule 506 promulgated thereunder. The Company intends to use the proceeds for general working capital purposes. There were no commissions paid in connection with such offering.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EL CAPITAN PRECIOUS METALS, INC.


Date: July 22, 2005                  By:  /s/ Charles C. Mottley
                                        ---------------------------------------
                                          Charles C. Mottley
                                          President and Chief Executive Officer